SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2001


                                GSE Systems, Inc.

             (Exact name of registrant as specified in its charter)
Delaware                          0-26494               52-1868008



(State or other jurisdiction     (Commission         (I.R.S. employer
   of incorporation)             file number)        identification no.)

9189 Red Branch Road, Columbia, MD                21045
-------------------------------------------------------

 (Address of principal executive offices)          (zip code)


Registrant's telephone number, including area code: (410) 772-3500



(Former name or former address, if changed since last report)

Item 5.  Other Events

The following information is deemed by registrant to be of importance to security holders.

     (a) On January 1, 1999, GSE Systems, Inc. ("Registrant") entered into employment agreements with Directors Jerome I. Feldman, George J. Pedersen, Scott N. Greenberg, and John A. Moore, Jr. to serve as executive employees, providing strategic planning in acquisitions and divestitures, management of financing arrangements, and customer and other business development activities. For Messrs. Feldman and Pedersen, the salaries under these agreements are each $120,000 per year. For Messrs. Greenberg and Moore, the salaries under these agreements are each $60,000 per year.

     (b) On March 10, 2000, Registrant entered into certain change of control agreements with the following current employees: Jerry Jen, President and COO, Jeffery G. Hough, Senior Vice President and Chief Financial Officer, Gill R. Grady, Senior Vice President, and Dion Freedman, Vice President (Process Business). The Registrant's contingent liability to each employee in the event of a change of control amounts to more than $100,000.

     (c) On May 3, 2001, the Registrant established an Executive Compensation Plan for Jerry Jen, who was appointed President on March 27, 2001.

     (d) On June 25, 2001, the Registrant issued a promissory note to ManTech International Corporation, one of its largest stockholders, in the amount of $1 million at an interest rate of prime plus 1% and used the loan proceeds for working capital purposes.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

         (c) Exhibits

10.1 Exhibit Employment Agreement dated January 1, 1999 between GSE Systems, Inc. and Jerome I. Feldman
10.2 Exhibit Employment Agreement dated January 1,1999 between GSE Systems, Inc. and George J. Pedersen
10.3 Exhibit EmploymentAgreement dated January 1, 1999 between GSE Systems, Inc. and Scott N. Greenberg
10.4 Exhibit Employment Agreement dated January 1, 1999 between GSE Systems, Inc. and John A. Moore, Jr.
10.5 Exhibit Change of Control Agreement dated March 10, 2000 between GSE Systems, Inc. and Jerry Jen
10.6 Exhibit Change of Control Agreement dated March 10, 2000 between GSE Systems, Inc. and Jeffery G. Hough
10.7 Exhibit Change of Control Agreement dated March 10, 2000 between GSE Systems, Inc. and Gill R. Grady
10.8 Exhibit Change of Control Agreement dated March 10, 2000 between GSE Systems, Inc. and Dion Freedman
10.9 Exhibit Executive Compensation Plan between GSE Systems, Inc. and Jerry Jen
10.10 Exhibit  Promissory   Note  Issued  by  GSE   Systems,   Inc.  to  ManTech
     International Corporation dated June 25,2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                      GSE Systems, Inc.

Date: July 31, 2001                            By: /s/  Jeffery G. Hough

                                  10.1 Exhibit


                              EMPLOYMENT AGREEMENT

         This Employment Agreement (the "Agreement") is entered into on _________________, 1999, between GSE Systems, Inc., a Delaware corporation (the "Corporation"), and Jerome I. Feldman (the "Executive").

                              W I T N E S S E T H:

         The Corporation desires to continue having the benefits of the Executive's expertise and knowledge so as to assure the continued success of the Corporation. The Executive, in turn, desires to continue his employment with the Corporation. The parties, therefore, enter into this Agreement to establish the terms and conditions for the Executive's employment with the Corporation.

         In consideration of the mutual covenants and representations contained in this Agreement, the Corporation and the Executive agree as follows:

         1. Employment of Executive; Duties. The Corporation agrees to employ the Executive, and the Executive agrees to provide services to the Corporation, as an executive employee of the Corporation on the terms and conditions set forth in this Agreement. The Executive shall report to the Executive Committee of the Board of Directors of the Corporation. The duties of the Executive in his employment under this Agreement shall include: (i) strategic planning in acquisitions and divestitures; (ii) management of financing arrangements; (iii) general management of operations; (iv) personnel management with respect to senior management employees; (v) management of synergistic business development activities between the Corporation and GP Strategies Corporation; and (vi) customer and business development, including but not limited to management of customer relationships within the former Soviet Union.

         2. Employment Period. The period of employment of the Executive under this Agreement shall be from January 1, 1999, through the earliest of: (i) December 31, 2002; (ii) the Executive's death or "total disability" (within the meaning of such term or of a similar term as defined in the Corporation's long-term disability plan as in effect from time to time); or (iii) the date this Agreement is terminated by the Executive or the Corporation in accordance with Section 4 (the "Employment Period").

     3. Compensation. In consideration of the Executive's services as an employee under this Agreement, the Corporation shall compensate the Executive as follows:

                  (a) During the Employment Period, the Corporation shall pay the Executive an annual base salary, payable in periodic equal installments which are no less frequent than the periodic installments in effect for the salaries of senior executives of the Corporation. The Executive's annual base salary for 1999 shall be $120,000. His annual base salary for each year thereafter shall be subject to normal periodic review, at least annually, for adjustments based on the policies of the Corporation and the Executive's contributions to the enterprise.

                  (b)  The Corporation shall grant the Executive an option
(the "Option"), under the GSE Systems, Inc. 1995 Long-Term Incentive Plan (As Amended and Restated Effective __________, 1999) (the "Plan"), to purchase up to 100,000 shares of the common stock of the Corporation, $.01 par value (the "Stock"). The Option shall be subject to the terms and conditions as shall be provided in a stock option agreement substantially in the form as attached hereto as Exhibit 1 and incorporated herein, which shall be executed by the Corporation and the Executive as soon as practicable after the execution of this Agreement. The per-share exercise price of the Option shall be the per-share Fair Market Value (as defined in the Plan) of the Stock on the date the Option is granted. Notwithstanding the foregoing, the grant of the Option is subject to and conditioned upon the approval of the Plan by the stockholders of the Corporation at the annual meeting of the stockholders in 1999.

                  (c) The Executive shall be entitled to paid vacation, holidays, leave of absence, leave for illness and temporary disability and other benefits in accordance with the policies of the Corporation as in effect from time to time for similarly situated executive employees.

         4.       Termination Provisions.


         4.1      Termination by the Corporation.

                  (a) The Corporation, through its Board of Directors ("Board"), may terminate this Agreement without Cause (as defined in Section 4.1(b)) at any time by giving notice thereof to the Executive 90 days before the effective date of such termination.

                  (b) The Corporation, through its Board, may terminate this Agreement for Cause at any time by giving notice thereof to the Executive. As used in this Agreement, the term "Cause" means: (i) any willful act or omission by the Executive constituting dishonesty, fraud or other malfeasance which is injurious to the financial condition or business reputation of the Corporation; or (ii) the Executive's indictment of a felony under the laws of the United States or any state thereof or any other jurisdiction in which the Corporation conducts business. For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by the Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Corporation's best interests.

         4.2 Termination by the Executive. The Executive may terminate this Agreement, for any reason or for no reason at all, at any time by giving notice thereof to the Corporation 90 days before the effective date of such termination.

         5. Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Corporation or, in the case of the Corporation, to the Corporation's principal executive offices.

         6. Binding Agreement. This Agreement shall be binding upon the Executive and the Corporation on and after the date of this Agreement. The rights and obligations of the Corporation under this agreement shall inure to the benefit of and shall be binding upon the Corporation and any successor of the Corporation, and the benefits of this Agreement shall inure to the benefit of the Executive's estate and beneficiaries in the event of the Executive's death. This Agreement may be assigned by the Corporation to any subsidiary, parent or affiliate, without the consent of the Executive, and such assignment shall not, in and of itself, constitute, a termination of employment hereunder.

         7. Entire Agreement. This Agreement constitutes the entire understanding of the Executive and the Corporation with respect to the subject matter hereof and supersedes and voids any and all prior agreements or understandings, written or oral, regarding the subject matter hereof. This Agreement may not be changed, modified, or discharged orally, but only by an instrument in writing signed by the parties.

         8. Governing Law and Severability. This Agreement shall be governed by the laws of the State of Maryland and the invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

WITNESS/ATTEST                                                GSE SYSTEMS, INC.


                                                         By:___________________
                                                     Title: ___________________

                                                         EXECUTIVE

                                                       Jerome I. Feldman

                                  Exhibit 10.2


                              EMPLOYMENT AGREEMENT


         This Employment Agreement (the "Agreement") is entered into as of January 1, 1999, 1999, between GSE Systems, Inc., a Delaware corporation (the "Corporation"), and George J. Pedersen (the "Executive").

                              W I T N E S S E T H:

         The Corporation desires to continue having the benefits of the Executive's expertise and knowledge so as to assure the continued success of the Corporation. The Executive, in turn, desires to continue his employment with the Corporation. The parties, therefore, enter into this Agreement to establish the terms and conditions for the Executive's employment with the Corporation.

         In consideration of the mutual covenants and representations contained in this Agreement, the Corporation and the Executive agree as follows:

         1. Employment of Executive; Duties. The Corporation agrees to employ the Executive, and the Executive agrees to provide services to the Corporation, as an executive employee of the Corporation on the terms and conditions set forth in this Agreement. The Executive shall report to the Executive Committee of the Board of Directors of the Corporation. The duties of the Executive in his employment under this Agreement shall include: (i) strategic planning in acquisitions and divestitures; (ii) management of financing arrangements; (iii) customer and business development, including but not limited to management of relationships with federal governmental agencies; and (iv) management of synergistic business development activities between the Corporation and ManTech International Corporation.

         2. Employment Period. The period of employment of the Executive under this Agreement shall be from January 1, 1999, through the earliest of: (i) December 31, 2002; (ii) the Executive's death or "total disability" (within the meaning of such term or of a similar term as defined in the Corporation's long-term disability plan as in effect from time to time); or (iii) the date this Agreement is terminated by the Executive or the Corporation in accordance with Section 4 (the "Employment Period").

     3. Compensation. In consideration of the Executive's services as an employee under this Agreement, the Corporation shall compensate the Executive as follows:

                  (a) During the Employment Period, the Corporation shall pay the Executive an annual base salary, payable in periodic equal installments which are no less frequent than the periodic installments in effect for the salaries of senior executives of the Corporation. The Executive's annual base salary for 1999 shall be $120,000. His annual base salary for each year thereafter shall be subject to normal periodic review, at least annually, for adjustments based on the policies of the Corporation and the Executive's contributions to the enterprise.

                  (b)  The Corporation shall grant the Executive an option
(the "Option"), under the GSE Systems, Inc. 1995 Long-Term Incentive Plan (As Amended and Restated Effective February 23, 1999) (the "Plan"), to purchase up to 100,000 shares of the common stock of the Corporation, $.01 par value (the "Stock"). The Option shall be subject to the terms and conditions as shall be provided in a stock option agreement substantially in the form as attached hereto as Exhibit 1 and incorporated herein, which shall be executed by the Corporation and the Executive as soon as practicable after the execution of this Agreement. The per-share exercise price of the Option shall be the per-share Fair Market Value (as defined in the Plan) of the Stock on the date the Option is granted. Notwithstanding the foregoing, the grant of the Option is subject to and conditioned upon the approval of the Plan by the stockholders of the Corporation at the annual meeting of the stockholders in 1999.

                  (c) The Executive shall be entitled to paid vacation, holidays, leave of absence, leave for illness and temporary disability and other benefits in accordance with the policies of the Corporation as in effect from time to time for similarly situated executive employees.

         4.       Termination Provisions.

         4.1      Termination by the Corporation.

                  (a) The Corporation, through its Board of Directors
("Board"), may terminate this Agreement without Cause (as defined in Section 4.1(b)) at any time by giving notice thereof to the Executive 90 days before the effective date of such termination.

                  (b) The Corporation, through its Board, may terminate this Agreement for Cause at any time by giving notice thereof to the Executive. As used in this Agreement, the term "Cause" means: (i) any willful act or omission by the Executive constituting dishonesty, fraud or other malfeasance which is injurious to the financial condition or business reputation of the Corporation; or (ii) the Executive's indictment of a felony under the laws of the United States or any state thereof or any other jurisdiction in which the Corporation conducts business. For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by the Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Corporation's best interests.

         4.2 Termination by the Executive. The Executive may terminate this Agreement, for any reason or for no reason at all, at any time by giving notice thereof to the Corporation 90 days before the effective date of such termination.

         5. Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Corporation or, in the case of the Corporation, to the Corporation's principal executive offices.

         6. Binding Agreement. This Agreement shall be binding upon the Executive and the Corporation on and after the date of this Agreement. The rights and obligations of the Corporation under this agreement shall inure to the benefit of and shall be binding upon the Corporation and any successor of the Corporation, and the benefits of this Agreement shall inure to the benefit of the Executive's estate and beneficiaries in the event of the Executive's death. This Agreement may be assigned by the Corporation to any subsidiary, parent or affiliate without the consent of the Executive, and such assignment shall not, in and of itself, constitute, a termination of employment hereunder.

         7. Entire Agreement. This Agreement constitutes the entire understanding of the Executive and the Corporation with respect to the subject matter hereof and supersedes and voids any and all prior agreements or understandings, written or oral, regarding the subject matter hereof. This Agreement may not be changed, modified, or discharged orally, but only by an instrument in writing signed by the parties.

         8. Governing Law and Severability. This Agreement shall be governed by the laws of the State of Maryland and the invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

WITNESS/ATTEST                                                GSE SYSTEMS, INC.

_____________________________
                                                       By:____________________

                                                    Title:____________________

                                    EXECUTIVE


                                                          George J. Pedersen

                                  Exhibit 10.3


                              EMPLOYMENT AGREEMENT


         This Employment Agreement (the "Agreement") is entered into on _________________, 1999, between GSE Systems, Inc., a Delaware corporation (the "Corporation"), and Scott N. Greenberg (the "Executive").

                              W I T N E S S E T H:

         The Corporation desires to continue having the benefits of the Executive's expertise and knowledge so as to assure the continued success of the Corporation. The Executive, in turn, desires to continue his employment with the Corporation. The parties, therefore, enter into this Agreement to establish the terms and conditions for the Executive's employment with the Corporation.

         In consideration of the mutual covenants and representations contained in this Agreement, the Corporation and the Executive agree as follows:

         1. Employment of Executive; Duties. The Corporation agrees to employ the Executive, and the Executive agrees to provide services to the Corporation, as an executive employee of the Corporation on the terms and conditions set forth in this Agreement. The Executive shall report to the Executive Committee of the Board of Directors of the Corporation. The duties of the Executive in his employment under this Agreement shall include: (i) financial analysis; (ii) management of financing arrangements; (iii) management of investor and Wall Street relationships; (iv) management of business infrastructure and administrative support activities, including information technology, legal and financial projects support services; and (v) mergers and acquisitions activities.

         2. Employment Period. The period of employment of the Executive under this Agreement shall be from January 1, 1999, through the earliest of: (i) December 31, 2002; (ii) the Executive's death or "total disability" (within the meaning of such term or of a similar term as defined in the Corporation's long-term disability plan as in effect from time to time); or (iii) the date this Agreement is terminated by the Executive or the Corporation in accordance with Section 4 (the "Employment Period").

     3. Compensation. In consideration of the Executive's services as an employee under this Agreement, the Corporation shall compensate the Executive as follows:

                  (a) During the Employment Period, the Corporation shall pay the Executive an annual base salary, payable in periodic equal installments which are no less frequent than the periodic installments in effect for the salaries of senior executives of the Corporation. The Executive's annual base salary for 1999 shall be $60,000. His annual base salary for each year thereafter shall be subject to normal periodic review, at least annually, for adjustments based on the policies of the Corporation and the Executive's contributions to the enterprise.

                  (b)  The Corporation shall grant the Executive an option
(the "Option"), under the GSE Systems, Inc. 1995 Long-Term Incentive Plan (As Amended and Restated Effective __________, 1999) (the "Plan"), to purchase up to 50,000 shares of the common stock of the Corporation, $.01 par value (the "Stock"). The Option shall be subject to the terms and conditions as shall be provided in a stock option agreement substantially in the form as attached hereto as Exhibit 1 and incorporated herein, which shall be executed by the Corporation and the Executive as soon as practicable after the execution of this Agreement. The per-share exercise price of the Option shall be the per-share Fair Market Value (as defined in the Plan) of the Stock on the date the Option is granted. Notwithstanding the foregoing, the grant of the Option is subject to and conditioned upon the approval of the Plan by the stockholders of the Corporation at the annual meeting of the stockholders in 1999.

                  (c) The Executive shall be entitled to paid vacation, holidays, leave of absence, leave for illness and temporary disability and other benefits in accordance with the policies of the Corporation as in effect from time to time for similarly situated executive employees.

         4.       Termination Provisions.

         4.1      Termination by the Corporation.

                  (a) The Corporation, through its Board of Directors ("Board"), may terminate this Agreement without Cause (as defined in Section 4.1(b)) at any time by giving notice thereof to the Executive 90 days before the effective date of termination.

                  (b) The Corporation, through its Board, may terminate this Agreement for Cause at any time by giving notice thereof to the Executive. As used in this Agreement, the term "Cause" means: (i) any willful act or omission by the Executive constituting dishonesty, fraud or other malfeasance which is injurious to the financial condition or business reputation of the Corporation; or (ii) the Executive's indictment of a felony under the laws of the United States or any state thereof or any other jurisdiction in which the Corporation conducts business. For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by the Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Corporation's best interests.

         4.2 Termination by the Executive. The Executive may terminate this Agreement, for any reason or for no reason at all, at any time by giving notice thereof to the Corporation 90 days before the effective date of termination.

         5. Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Corporation or, in the case of the Corporation, to the Corporation's principal executive offices.

         6. Binding Agreement. This Agreement shall be binding upon the Executive and the Corporation on and after the date of this Agreement. The rights and obligations of the Corporation under this agreement shall inure to the benefit of and shall be binding upon the Corporation and any successor of the Corporation, and the benefits of this Agreement shall inure to the benefit of the Executive's estate and beneficiaries in the event of the Executive's death. This Agreement may be assigned by the Corporation to any subsidiary, parent or affiliate without the consent of the Executive, and such assignment shall not, in and of itself, constitute, a termination of employment hereunder.

         7. Entire Agreement. This Agreement constitutes the entire understanding of the Executive and the Corporation with respect to the subject matter hereof and supersedes and voids any and all prior agreements or understandings, written or oral, regarding the subject matter hereof. This Agreement may not be changed, modified, or discharged orally, but only by an instrument in writing signed by the parties.

         8. Governing Law and Severability. This Agreement shall be governed by the laws of the State of Maryland and the invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

WITNESS/ATTEST                                                GSE SYSTEMS, INC.


                                                     By: ______________________

                                                  Title: ______________________


                                                EXECUTIVE
                                                Scott N. Greenberg

                                  Exhibit 10.4

                              EMPLOYMENT AGREEMENT


This Employment Agreement (the "Agreement") is entered into as of January 1, 1999, between GSE Systems, Inc., a Delaware corporation (the "Corporation"), and John A. Moore, Jr. (the "Executive").

                              W I T N E S S E T H:

         The Corporation desires to continue having the benefits of the Executive's expertise and knowledge so as to assure the continued success of the Corporation. The Executive, in turn, desires to continue his employment with the Corporation. The parties, therefore, enter into this Agreement to establish the terms and conditions for the Executive's employment with the Corporation.

         In consideration of the mutual covenants and representations contained in this Agreement, the Corporation and the Executive agree as follows:

         1. Employment of Executive; Duties. The Corporation agrees to employ the Executive, and the Executive agrees to provide services to the Corporation, as an executive employee of the Corporation on the terms and conditions set forth in this Agreement. The Executive shall report to the Executive Committee of the Board of Directors of the Corporation. The duties of the Executive in his employment under this Agreement shall include: (i) financial analysis; (ii) management of financing arrangements, including but not limited to the Corporation's banking relationship with EXIM Bank; (iii) customer and business development; (iv) management of business infrastructure and administrative support activities, including information technology, legal and financial projects support services; and (v) mergers and acqusitions activities.

         2. Employment Period. The period of employment of the Executive under this Agreement shall be from January 1, 1999, through the earliest of: (i) December 31, 2002; (ii) the Executive's death or "total disability" (within the meaning of such term or of a similar term as defined in the Corporation's long-term disability plan as in effect from time to time); or (iii) the date this Agreement is terminated by the Executive or the Corporation in accordance with Section 4 (the "Employment Period").

     3. Compensation. In consideration of the Executive's services as an employee under this Agreement, the Corporation shall compensate the Executive as follows:

                  (a) During the Employment Period, the Corporation shall pay the Executive an annual base salary, payable in periodic equal installments which are no less frequent than the periodic installments in effect for salaries of senior executives of the Corporation. The Executive's annual base salary for 1999 shall be $60,000. His annual base salary for each year thereafter shall be subject to normal periodic review, at least annually, for adjustments based on the policies of the Corporation and the Executive's contributions to the enterprise.

                  (b) The Corporation shall grant the Executive an option
(the "Option"), under the GSE Systems, Inc. 1995 Long-Term Incentive Plan (As Amended and Restated Effective February 23, 1999) (the "Plan"), to purchase up to 50,000 shares of the common stock of the Corporation, $.01 par value (the "Stock"). The Option shall be subject to the terms and conditions as shall be provided in a stock option agreement substantially in the form as attached hereto as Exhibit 1 and incorporated herein, which shall be executed by the Corporation and the Executive as soon as practicable after the execution of this Agreement. The per-share exercise price of the Option shall be the per-share Fair Market Value (as defined in the Plan) of the Stock on the date the Option is granted. Notwithstanding the foregoing, the grant of the Option is subject to and conditioned upon the approval of the Plan by the stockholders of the Corporation in the 1999 annual meeting of the stockholders.

                  (c) The Executive shall be entitled to paid vacation, holidays, leave of absence, leave for illness and temporary disability and other benefits in accordance with the policies of the Corporation as in effect from time to time for similarly situated executive employees.

         4.       Termination Provisions.


         4.1      Termination by the Corporation.

                  (a) The Corporation, through its Board of Directors
("Board"), may terminate this Agreement without Cause (as defined in Section 4.1(b)) at any time by giving notice thereof to the Executive 90 days before the effective date of such termination.

                  (b) The Corporation, through its Board, may terminate this Agreement for Cause at any time by giving notice thereof to the Executive. As used in this Agreement, the term "Cause" means: (i) any willful act or omission by the Executive constituting dishonesty, fraud or other malfeasance which is injurious to the financial condition or business reputation of the Corporation; or (ii) the Executive's indictment of a felony under the laws of the United States or any state thereof or any other jurisdiction in which the Corporation conducts business. For purposes of this definition, no act or failure to act shall be deemed "willful" unless effected by the Executive not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Corporation's best interests.

         4.2 Termination by the Executive. The Executive may terminate this Agreement, for any reason or for no reason at all, at any time by giving notice thereof to the Corporation 90 days before the effective date of such termination.

         5. Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Corporation or, in the case of the Corporation, to the Corporation's principal executive offices.

         6. Binding Agreement. This Agreement shall be binding upon the Executive and the Corporation on and after the date of this Agreement. The rights and obligations of the Corporation under this agreement shall inure to the benefit of and shall be binding upon the Corporation and any successor of the Corporation, and the benefits of this Agreement shall inure to the benefit of the Executive's estate and beneficiaries in the event of the Executive's death. This Agreement may be assigned by the Corporation to any subsidiary, parent or affiliate without the consent of the Executive, and such assignment shall not, in and of itself, constitute, a termination of employment hereunder.

         7. Entire Agreement. This Agreement constitutes the entire understanding of the Executive and the Corporation with respect to the subject matter hereof and supersedes and voids any and all prior agreements or understandings, written or oral, regarding the subject matter hereof. This Agreement may not be changed, modified, or discharged orally, but only by an instrument in writing signed by the parties.

         8. Governing Law and Severability. This Agreement shall be governed by the laws of the State of Maryland and the invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

WITNESS/ATTEST                                                GSE SYSTEMS, INC.


                                                     By: ______________________

                                                  Title________________________


                                                  EXECUTIVE
                                                  John A. Moore, Jr.

                                  Exhibit 10.5
[

                                GSE SYSTEMS, INC.

                        GSE CONFIDENTIAL AND PROPRIETARY
                               INTERNAL MEMORANDUM


To:               J. Jen

From:             C. Carnavos

Date:             March 10, 2000

Reference:        Protective Compensation Package

The following outlines a protective compensation package offered to you and effective from the date of execution (the "Effective Date") and continuing for a period of two (2) years thereafter (the "Coverage Period"). The Coverage Period shall automatically renew on the second anniversary of the Effective Date. This Memorandum shall be binding upon you and GSE Systems, Inc. ("the Company") and upon the party or entity in any of the following:

o        Sale of either the Process or Power Business Unit
o        Sale of both the Process and Power Business Units
o        Sale of the Company
o Change in the ownership of the Company whereby a single party or entity acquires 50% or more of the ownership of the Company

Any such entity or party shall hereafter be a "Successor Company" and any such sale or change a "Change in Business Ownership Structure". In the event that during the Coverage Period no Change in Business Ownership Structure occurs, any other severance agreement you may have with the Company shall remain in effect. During the Coverage Period, if a Change in Business Ownership occurs, such other severance agreement shall be superseded and you shall be entitled to the severance benefits provided hereunder in any of the following events:

         *A Change in Business Ownership Structure occurs and you are either (1) not offered employment by the Successor Company or (2) employment is offered upon conditions that result in your decision to terminate employment for Good Reason (as defined herein); or

         *A Change in Business Ownership Structure occurs, you are employed by the Successor Company and your employment is terminated either (1) by the Successor Company without Cause (as defined herein) or (2) by you for Good Reason; or

         *A Change in Business Ownership Structure occurs, you remain employed by the Company and your employment is terminated (1) by the Company without Cause (2) by you for Good Reason or (3) the Company ceases to be in business.

In any such event you shall receive continuation of salary and bonus (average of prior 2 years bonus), programs, and all benefits (including medical, dental and life insurance coverage and any other Company-provided benefits, including car or club allowances that you are receiving as of the Effective Date) (collectively, "Severance Benefits") from the date of termination of employment ("Termination Date") as follows:

         Within 12 months of a Change in Business Ownership Structure: Twelve
(12) months of Severance Benefits.

         Within 13 to 24 months of a change in Business Ownership Structure: Six
(6) months of Severance Benefits.

"Cause" shall mean any willful or continued failure on your part to substantially perform your duties with the Company or Successor Company in accordance with the Company's or Successor Company's standard policies; any illegal conduct or gross misconduct materially injurious to the Company or Successor Company; breach of fiduciary duty to the Company or Successor Company; or any willful violation of any law, rule or regulation, court order or supervisory agreement, which violation is materially injurious to the Company or Successor Company.

"Good Reason" shall mean your good faith determination that any of the following occurs: (a) without your prior written consent your duties, responsibilities or authority become inconsistent with those of your current position; (b) your annual base salary (as the same may be increased at any time hereafter) and bonus programs are reduced; (c) your benefits (including medical, dental and life insurance coverage and any other Company-provided benefits, including car or club allowances to which you are entitled as of the Effective Date are either discontinued or materially reduced; (d) your primary office or location is moved more than fifty (50) miles from your current office or location; or (e) either the Company or the Successor Company fails to honor all the terms and provisions of this Memorandum.

A time-based bonus of 35% of base pay will be paid twelve (12) months after the Change in Business Ownership. Should you be terminated after the Change in Business Ownership, but before the twelve (12) month period, and without Cause, the bonus will be payable at the time of termination.

In the event your continued employment with the Company or your employment with the Successor Company involves a relocation within the United States, you shall be entitled to a relocation package in accordance with the Company's Relocation Policy as of the Effective Date.

The vesting of all options to purchase securities of the Company granted you pursuant to the Company's 1995 Long-term Incentive Plan, as Amended and Restated Effective April 5, 1999 shall be accelerated to the Change in Business Ownership Structure and you shall be fully vested in all such options. Any provision contained in the agreement(s) under which such options were granted that is inconsistent with such acceleration is hereby modified to the extent necessary to provide for such acceleration.

Any payments provided hereunder shall be paid net of any applicable withholding required under any federal, state or local law as well as any additional withholding to which you have agreed.

In the event the Company or any Successor Company fails to abide by the terms and conditions of this Memorandum you shall be entitled, in addition to any remedy available to you at law or in equity, to recover reasonable attorneys' fees and court costs related to the enforcement of the Memorandum.
In consideration for the benefits provided herein, in the event that during the Coverage Period you elect to leave the Company for any reason other than Good Reason you agree to provide notice to the Company at least three months in advance of your termination.

Executed and effective this _____________day of___ ____ ______2000.


                                                            ___________________
                                                            Signature

On behalf of the Executive Committee of the Board of Directors of GSE Systems, Inc., I hereby confirm to you that in the event that a Successor Company does not agree to be bound by this Memorandum, all Severance Benefits shall provided by GSE Systems, Inc. in accordance with the terms and conditions of this Memorandum.



                                                        Christopher M. Carnavos
                                                           President and CEO

                                  Exhibit 10.6


                                GSE SYSTEMS, INC.

                        GSE CONFIDENTIAL AND PROPRIETARY
                               INTERNAL MEMORANDUM


To:               J. Hough

From:             C. Carnavos

Date:             March 10, 2000

Reference:        Protective Compensation Package

The following outlines a protective compensation package offered to you and effective from the date of execution (the "Effective Date") and continuing for a period of two (2) years thereafter (the "Coverage Period"). The Coverage Period shall automatically renew on the second anniversary of the Effective Date. This Memorandum shall be binding upon you and GSE Systems, Inc. ("the Company") and upon the party or entity in any of the following:

o        Sale of either the Process or Power Business Unit
o        Sale of both the Process and Power Business Units
o        Sale of the Company
o        Change in the ownership of the Company whereby a single party or entity acquires 50% or more of the ownership of the Company

Any such entity or party shall hereafter be a "Successor Company" and any such sale or change a "Change in Business Ownership Structure". In the event that during the Coverage Period no Change in Business Ownership Structure occurs, any other severance agreement you may have with the Company shall remain in effect. During the Coverage Period, if a Change in Business Ownership occurs, such other severance agreement shall be superseded and you shall be entitled to the severance benefits provided hereunder in any of the following events:

         *A Change in Business Ownership Structure occurs and you are either (1) not offered employment by the Successor Company or (2) employment is offered upon conditions that result in your decision to terminate employment for Good Reason (as defined herein); or

         *A Change in Business Ownership Structure occurs, you are employed by the Successor Company and your employment is terminated either (1) by the Successor Company without Cause (as defined herein) or (2) by you for Good Reason; or

         *A Change in Business Ownership Structure occurs, you remain employed by the Company and your employment is terminated (1) by the Company without Cause (2) by you for Good Reason or (3) the Company ceases to be in business.

In any such event you shall receive continuation of salary and bonus (average of prior 2 years bonus), programs, and all benefits (including medical, dental and life insurance coverage and any other Company-provided benefits, including car or club allowances that you are receiving as of the Effective Date) (collectively, "Severance Benefits") from the date of termination of employment ("Termination Date") as follows:

         Within 12 months of a Change in Business Ownership Structure: Twelve
(12) months of Severance Benefits.

         Within 13 to 24 months of a change in Business Ownership Structure: Six
(6) months of Severance Benefits.

"Cause" shall mean any willful or continued failure on your part to substantially perform your duties with the Company or Successor Company in accordance with the Company's or Successor Company's standard policies; any illegal conduct or gross misconduct materially injurious to the Company or Successor Company; breach of fiduciary duty to the Company or Successor Company; or any willful violation of any law, rule or regulation, court order or supervisory agreement, which violation is materially injurious to the Company or Successor Company.

"Good Reason" shall mean your good faith determination that any of the following occurs: (a) without your prior written consent your duties, responsibilities or authority become inconsistent with those of your current position; (b) your annual base salary (as the same may be increased at any time hereafter) and bonus programs are reduced; (c) your benefits (including medical, dental and life insurance coverage and any other Company-provided benefits, including car or club allowances to which you are entitled as of the Effective Date are either discontinued or materially reduced; (d) your primary office or location is moved more than fifty (50) miles from your current office or location; or (e) either the Company or the Successor Company fails to honor all the terms and provisions of this Memorandum.

A time-based bonus of 35% of base pay will be paid twelve (12) months after the Change in Business Ownership. Should you be terminated after the Change in Business Ownership, but before the twelve (12) month period, and without Cause, the bonus will be payable at the time of termination.

In the event your continued employment with the Company or your employment with the Successor Company involves a relocation within the United States, you shall be entitled to a relocation package in accordance with the Company's Relocation Policy as of the Effective Date.

The vesting of all options to purchase securities of the Company granted you pursuant to the Company's 1995 Long-term Incentive Plan, as Amended and Restated Effective April 5, 1999 shall be accelerated to the Change in Business Ownership Structure and you shall be fully vested in all such options. Any provision contained in the agreement(s) under which such options were granted that is inconsistent with such acceleration is hereby modified to the extent necessary to provide for such acceleration.

Any payments provided hereunder shall be paid net of any applicable withholding required under any federal, state or local law as well as any additional withholding to which you have agreed.

In the event the Company or any Successor Company fails to abide by the terms and conditions of this Memorandum you shall be entitled, in addition to any remedy available to you at law or in equity, to recover reasonable attorneys' fees and court costs related to the enforcement of the Memorandum.
In consideration for the benefits provided herein, in the event that during the Coverage Period you elect to leave the Company for any reason other than Good Reason you agree to provide notice to the Company at least three months in advance of your termination.

Executed and effective this _____30________day of___April ________2000.



                                                     ________________________
                                                     Signature

On behalf of the Executive Committee of the Board of Directors of GSE Systems, Inc., I hereby confirm to you that in the event that a Successor Company does not agree to be bound by this Memorandum, all Severance Benefits shall provided by GSE Systems, Inc. in accordance with the terms and conditions of this Memorandum.



                                                       Christopher M. Carnavos
                                                         President and CEO

                                  Exhibit 10.7


                                GSE SYSTEMS, INC.

                        GSE CONFIDENTIAL AND PROPRIETARY
                               INTERNAL MEMORANDUM


To:               G. Grady

From:             C. Carnavos

Date:             March 10, 2000

Reference:        Protective Compensation Package

The following outlines a protective compensation package offered to you and effective from the date of execution (the "Effective Date") and continuing for a period of two (2) years thereafter (the "Coverage Period"). The Coverage Period shall automatically renew on the second anniversary of the Effective Date. This Memorandum shall be binding upon you and GSE Systems, Inc. ("the Company") and upon the party or entity in any of the following:

o        Sale of either the Process or Power Business Unit
o        Sale of both the Process and Power Business Units
o        Sale of the Company
o        Change in the ownership of the Company whereby a single party or entity acquires 50% or more of the ownership of the Company

Any such entity or party shall hereafter be a "Successor Company" and any such sale or change a "Change in Business Ownership Structure". In the event that during the Coverage Period no Change in Business Ownership Structure occurs, any other severance agreement you may have with the Company shall remain in effect. During the Coverage Period, if a Change in Business Ownership occurs, such other severance agreement shall be superseded and you shall be entitled to the severance benefits provided hereunder in any of the following events:

         *A Change in Business Ownership Structure occurs and you are either (1) not offered employment by the Successor Company or (2) employment is offered upon conditions that result in your decision to terminate employment for Good Reason (as defined herein); or

         *A Change in Business Ownership Structure occurs, you are employed by the Successor Company and your employment is terminated either (1) by the Successor Company without Cause (as defined herein) or (2) by you for Good Reason; or

         *A Change in Business Ownership Structure occurs, you remain employed by the Company and your employment is terminated (1) by the Company without Cause (2) by you for Good Reason or (3) the Company ceases to be in business.

In any such event you shall receive continuation of salary and bonus (average of prior 2 years bonus), programs, and all benefits (including medical, dental and life insurance coverage and any other Company-provided benefits, including car or club allowances that you are receiving as of the Effective Date) (collectively, "Severance Benefits") from the date of termination of employment ("Termination Date") as follows:

         Within 12 months of a Change in Business Ownership Structure: Twelve
(12) months of Severance Benefits.

         Within 13 to 24 months of a change in Business Ownership Structure: Six
(6) months of Severance Benefits.

"Cause" shall mean any willful or continued failure on your part to substantially perform your duties with the Company or Successor Company in accordance with the Company's or Successor Company's standard policies; any illegal conduct or gross misconduct materially injurious to the Company or Successor Company; breach of fiduciary duty to the Company or Successor Company; or any willful violation of any law, rule or regulation, court order or supervisory agreement, which violation is materially injurious to the Company or Successor Company.

"Good Reason" shall mean your good faith determination that any of the following occurs: (a) without your prior written consent your duties, responsibilities or authority become inconsistent with those of your current position; (b) your annual base salary (as the same may be increased at any time hereafter) and bonus programs are reduced; (c) your benefits (including medical, dental and life insurance coverage and any other Company-provided benefits, including car or club allowances to which you are entitled as of the Effective Date are either discontinued or materially reduced; (d) your primary office or location is moved more than fifty (50) miles from your current office or location; or (e) either the Company or the Successor Company fails to honor all the terms and provisions of this Memorandum.

A time-based bonus of 30% of base pay will be paid twelve (12) months after the Change in Business Ownership. Should you be terminated after the Change in Business Ownership, but before the twelve (12) month period, and without Cause, the bonus will be payable at the time of termination.

In the event your continued employment with the Company or your employment with the Successor Company involves a relocation within the United States, you shall be entitled to a relocation package in accordance with the Company's Relocation Policy as of the Effective Date.

The vesting of all options to purchase securities of the Company granted you pursuant to the Company's 1995 Long-term Incentive Plan, as Amended and Restated Effective April 5, 1999 shall be accelerated to the Change in Business Ownership Structure and you shall be fully vested in all such options. Any provision contained in the agreement(s) under which such options were granted that is inconsistent with such acceleration is hereby modified to the extent necessary to provide for such acceleration.

Any payments provided hereunder shall be paid net of any applicable withholding required under any federal, state or local law as well as any additional withholding to which you have agreed.

In the event the Company or any Successor Company fails to abide by the terms and conditions of this Memorandum you shall be entitled, in addition to any remedy available to you at law or in equity, to recover reasonable attorneys' fees and court costs related to the enforcement of the Memorandum.
In consideration for the benefits provided herein, in the event that during the Coverage Period you elect to leave the Company for any reason other than Good Reason you agree to provide notice to the Company at least three months in advance of your termination.

Executed and effective this _____15th________day of___March_______2000.



                                                         ______________________
                                                         Signature

On behalf of the Executive Committee of the Board of Directors of GSE Systems, Inc., I hereby confirm to you that in the event that a Successor Company does not agree to be bound by this Memorandum, all Severance Benefits shall provided by GSE Systems, Inc. in accordance with the terms and conditions of this Memorandum.



                                                   Christopher M. Carnavos
                                                    President and CEO

                                  Exhibit 10.8


                                GSE SYSTEMS, INC.

                        GSE CONFIDENTIAL AND PROPRIETARY
                               INTERNAL MEMORANDUM


To:               D. Freedman

From:             C. Carnavos

Date:             March 10, 2000

Reference:        Protective Compensation Package

The following outlines a protective compensation package offered to you and effective from the date of execution (the "Effective Date") and continuing for a period of two (2) years thereafter (the "Coverage Period"). The Coverage Period shall automatically renew on the second anniversary of the Effective Date. This Memorandum shall be binding upon you and GSE Systems, Inc. ("the Company") and upon the party or entity in any of the following:

o        Sale of either the Process or Power Business Unit
o        Sale of both the Process and Power Business Units
o        Sale of the Company
o        Change in the ownership of the Company whereby a single party or entity acquires 50% or more of the ownership of the Company

Any such entity or party shall hereafter be a "Successor Company" and any such sale or change a "Change in Business Ownership Structure". In the event that during the Coverage Period no Change in Business Ownership Structure occurs, any other severance agreement you may have with the Company shall remain in effect. During the Coverage Period, if a Change in Business Ownership occurs, such other severance agreement shall be superseded and you shall be entitled to the severance benefits provided hereunder in any of the following events:

         *A Change in Business Ownership Structure occurs and you are either (1) not offered employment by the Successor Company or (2) employment is offered upon conditions that result in your decision to terminate employment for Good Reason (as defined herein); or

         *A Change in Business Ownership Structure occurs, you are employed by the Successor Company and your employment is terminated either (1) by the Successor Company without Cause (as defined herein) or (2) by you for Good Reason; or

         *A Change in Business Ownership Structure occurs, you remain employed by the Company and your employment is terminated (1) by the Company without Cause (2) by you for Good Reason or (3) the Company ceases to be in business.

In any such event you shall receive continuation of salary and bonus (average of prior 2 years bonus), programs, and all benefits (including medical, dental and life insurance coverage and any other Company-provided benefits, including car or club allowances that you are receiving as of the Effective Date) (collectively, "Severance Benefits") from the date of termination of employment ("Termination Date") as follows:

         Within 12 months of a Change in Business Ownership Structure: Twelve
(12) months of Severance Benefits.

         Within 13 to 24 months of a change in Business Ownership Structure: Six
(6) months of Severance Benefits.

"Cause" shall mean any willful or continued failure on your part to substantially perform your duties with the Company or Successor Company in accordance with the Company's or Successor Company's standard policies; any illegal conduct or gross misconduct materially injurious to the Company or Successor Company; breach of fiduciary duty to the Company or Successor Company; or any willful violation of any law, rule or regulation, court order or supervisory agreement, which violation is materially injurious to the Company or Successor Company.

"Good Reason" shall mean your good faith determination that any of the following occurs: (a) without your prior written consent your duties, responsibilities or authority become inconsistent with those of your current position; (b) your annual base salary (as the same may be increased at any time hereafter) and bonus programs are reduced; (c) your benefits (including medical, dental and life insurance coverage and any other Company-provided benefits, including car or club allowances to which you are entitled as of the Effective Date are either discontinued or materially reduced; (d) your primary office or location is moved more than fifty (50) miles from your current office or location; or (e) either the Company or the Successor Company fails to honor all the terms and provisions of this Memorandum.

A time-based bonus of 30% of base pay will be paid twelve (12) months after the Change in Business Ownership. Should you be terminated after the Change in Business Ownership, but before the twelve (12) month period, and without Cause, the bonus will be payable at the time of termination.

In the event your continued employment with the Company or your employment with the Successor Company involves a relocation within the United States, you shall be entitled to a relocation package in accordance with the Company's Relocation Policy as of the Effective Date.

The vesting of all options to purchase securities of the Company granted you pursuant to the Company's 1995 Long-term Incentive Plan, as Amended and Restated Effective April 5, 1999 shall be accelerated to the Change in Business Ownership Structure and you shall be fully vested in all such options. Any provision contained in the agreement(s) under which such options were granted that is inconsistent with such acceleration is hereby modified to the extent necessary to provide for such acceleration.

Any payments provided hereunder shall be paid net of any applicable withholding required under any federal, state or local law as well as any additional withholding to which you have agreed.

In the event the Company or any Successor Company fails to abide by the terms and conditions of this Memorandum you shall be entitled, in addition to any remedy available to you at law or in equity, to recover reasonable attorneys' fees and court costs related to the enforcement of the Memorandum.
In consideration for the benefits provided herein, in the event that during the Coverage Period you elect to leave the Company for any reason other than Good Reason you agree to provide notice to the Company at least three months in advance of your termination.

Executed and effective this _____15________day of___March ________2000.



                                                   ___________________________
                                                   Signature

On behalf of the Executive Committee of the Board of Directors of GSE Systems, Inc., I hereby confirm to you that in the event that a Successor Company does not agree to be bound by this Memorandum, all Severance Benefits shall provided by GSE Systems, Inc. in accordance with the terms and conditions of this Memorandum.


                                                    ___________________________
                                                    Christopher M. Carnavos
                                                     President and CEO

                                  Exhibit 10.9

                     PRESIDENT'S EXECUTIVE COMPENSATION PLAN

Introduction

     This document establishes the Executive Compensation Plan for the President of GSE Systems, Inc. ("GSE").

Objective

Pursuant to direction from the Board of Directors and the Compensation Committee, GSE is implementing an Executive Compensation Plan for the President that is designed to reinforce the President's responsibility to provide the leadership necessary to improve GSE's operating and financial performance. The Board of Directors and the Compensation Committee believe that, in addition to his annual salary, the President should be rewarded through an annual incentive compensation plan for the attainment of superior levels of profitability and growth. This Executive Compensation Plan has been developed to (1) focus attention on the achievement of GSE's strategic financial goals and objectives,
(2) provide the President with an opportunity to participate in the growth of GSE's financial results by linking the President's total compensation to his leadership impact and the creation of economic value to shareholders, and (3) provide a measure of variable compensation that recognizes and rewards outstanding performance.

Effective Date

This Executive Compensation Plan is effective for fiscal year 2001. Thereafter, this Executive Compensation Plan may be extended and/or modified, in whole or in part, by the Board of Directors or the Compensation Committee in its sole discretion.

Annual Executive Compensation Plan

The Executive Compensation Plan consists of (1) a bonus, and (2) the potential 100% vesting of the annual stock options granted to the President by the Board of Directors or Compensation Committee. The amount of stock options granted to the President in 2001 is 25,000 priced as of May 3, 2001. These items may be awarded based on GSE's achievement of its annual financial forecast (i.e., EBIT), as follows:

                     GSE Fiscal Year 2001 Financial Forecast

                  Power             Process          Total

         Sales   $30,890,000     $20,709,000        $51,599,000

         EBIT     $1,899,000        $990,000         $2,889,000


(1)      Bonus

     If GSE achieves 100% or more of EBIT = bonus payment of $50,000

     If GSE achieves less than 100%, but more than 80% of EBIT = bonus payment of prorated portion

     If GSE achieves 80% or less of EBIT = no bonus payment

(2)      Options

     If GSE achieves 100% or more of EBIT = all options vest at 100%

     If GSE achieves less than 100%, but more than 80% of EBIT = prorated portion of options vest at 100%

     If GSE achieves 80% or less of EBIT = no vesting

General

This Executive Compensation Plan constitutes the entire and exclusive understanding between GSE and the President with respect to the subject matter hereof. This Executive Compensation Plan supersedes any prior proposals, representations, agreements or other understandings, oral or written, regarding the annual incentive compensation plan for GSE's President.

                   EXECUTIVE COMPENSATION PLAN ACKNOWLEDGEMENT

     I hereby acknowledge that I received a copy of my Executive Compensation Plan. I understand that this document provides the basis for my incentive compensation (i.e., in addition to my salary).

     Signature of President:        _____________________________________

     Name of President:    _____________________________________

     Date:                          _____________________________________

                                  Exhibit 10.10


                                 PROMISSORY NOTE


                                  US $1,000,000
                                                            25 June 2001
                                                            Columbia, MD


                  THIS INSTRUMENT AND ALL RIGHTS OF THE PARTIES HEREUNDER ARE SUBJECT TO AND GOVERNED BY THE TERMS AND CONDITIONS OF A SUBORDINATION AND INTERCREDITOR AGREEMENT DATED JUNE ___, 2001, BY AND BETWEEN MANTECH INTERNATIONAL ___ CORPORATION AND NATIONAL BANK OF CANADA. WITHOUT LIMITATION OF THE FOREGOING, ALL RIGHTS OF PAYMENT, LIEN RIGHTS, AND ENFORCEMENT RIGHTS OF THE HOLDER OF THIS INSTRUMENT, ARE EXPRESSLY SUBORDINATED AND SUBJECT TO THE RIGHTS OF NATIONAL BANK OF CANADA, AS PROVIDED IN THE SUBORDINATION AND INTERCREDITOR AGREEMENT.



         FOR VALUE RECEIVED the undersigned GSE Systems, Inc., a Delaware corporation ("Borrower") unconditionally promises to pay to the order of ManTech International Corporation, a New Jersey corporation ("Lender"), at the account specified in writing, or at such place in the United States of America as a holder hereof may from time to time direct in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of ONE MILLION DOLLARS (US $1,000,000), together with all accrued but unpaid interest thereon (the "Note"). The interest rate shall be computed on the actual number of days elapsed (based on a 360-day year of twelve equal months) on the unpaid balance of such principal amount at the rate described below.

         Interest shall be at the fluctuating prime rate of interest established and declared by Mellon Bank, N.A. (the "Prime Rate") plus one (1) percentage point per annum, to be paid in lawful money of the United States and in immediately available funds. Interest shall be compounded monthly, based on the Prime Rate in effect on the last day of such month.

         The Borrower may borrow under this Note subject to the principal amount of the Note. The Borrower may prepay this Note in whole or in part at any time or from time to time without penalty or premium. Any such prepayment shall first be applied to accrued and unpaid interest, if any, and thereafter to the principal outstanding under this Note.

         The Borrower shall repay this Note as follows:

1. Within two (2) business days after receipt by Borrower of Initial Rights Offering Proceeds (as defined below), Borrower shall make a payment to Lender in an amount equal to the Initial Rights Offering Proceeds, but not to exceed accrued interest hereunder as of the date of such payment plus the entire principal balance hereof.

2. If the payment made pursuant to Paragraph 1 above is insufficient to repay the accrued interest on the date thereof plus the entire principal balance hereof, then Borrower shall make an additional payment to Lender, in an amount equal to the Subsequent Rights Offering Proceeds (as defined below), but not to exceed accrued interest hereunder as of the date of such payment plus the entire principal balance hereof, which payment shall be due within two (2) business days after receipt of the Subsequent Rights Offering Proceeds. Payments shall be due under this Paragraph 2 upon receipt by Borrower of each Subsequent Rights Offering Proceeds, if more than one, until all accrued interest hereunder and the principal balance hereof have been paid in full.

3. In the event all accrued interest hereunder and the principal balance hereof have not been repaid in full pursuant to Paragraphs 1 and 2 above, then:

     (a) Payments of accrued interest only shall be due and payable on the first day of each month, commencing on January 1, 2002, and continuing through the Maturity Date (as defined below);

     (b) Twenty-four (24) equal installments of principal shall be due and payable on the first day of each month, commencing on April 1, 2004, and continuing through the Maturity Date; and

     (c) The entire principal balance of this Note, together with all accrued and unpaid interest thereon and other sums payable hereunder, unless sooner accelerated pursuant to the terms of this Note, shall be due and payable in full on April 1, 2006 (the "Maturity Date").

"Initial Rights Offering Proceeds" means net cash proceeds received by Borrower from the first round of the issuance and sale of additional capital stock of the Borrower pursuant to the Borrower's currently contemplated offering of approximately two million two hundred eighteen thousand seven hundred one (2,218,701) shares of the common stock of the Borrower (the "Offered Stock") to the Borrower's existing stockholders (other than Lender and GP Strategies, Inc.), which the Borrower anticipates will be open for thirty (30) days commencing on approximately September 15, 2001, or net cash proceeds received by Borrower from any substantially similar issuance and offering of rights to Borrower's stockholders to purchase additional common stock of Borrower (the "Offering"). If not all of the Offered Stock is purchased pursuant to the Offering, Borrower anticipates offering the remaining Offered Stock to all of Borrower's stockholders, including Lender and GP Strategies, Inc., in one or more subsequent rights offerings (the "Subsequent Offerings"). "Subsequent Rights Offering Proceeds" means net cash proceeds received by Borrower from Subsequent Offerings. Notwithstanding anything herein to the contrary, neither
(a) the failure of Borrower to consummate the Offering and/or any Subsequent Offerings, nor (b) the failure of Borrower to receive proceeds from the Offering and/or Subsequent Offerings sufficient to repay the accrued interest hereon and the principal balance hereof, shall be deemed a default under this Note.

         The Borrower represents and warrants to the Lender (which representations and warranties will be deemed to be repeated by the Borrower on each day on which the Note or other obligation of the Borrower remains outstanding) that:

     (A) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

     (B) It is duly qualified, in good standing and authorized to do business in each jurisdiction where because of the nature of its activities or properties such qualification is required by applicable laws or the failure to be so qualified could have a material adverse effect on the Borrower;

     (C) It has the power to enter into the Note, to deliver this Note and to perform its obligations under this Note and has taken all necessary action to authorize such execution, delivery and performance;

     (D) The execution, delivery and performance of this Note by the Borrower does not and will not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (E) All governmental and other consents, authorizations, approvals, licenses and orders that are required to have been obtained by it with respect to this Note and the transactions contemplated herein have been obtained and are in full force and effect and all conditions of any such consents, authorizations, approvals, licenses and orders have been complied with;

     (F) Its obligations under this Note constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

     (G) There is not pending or threatened against it any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to (1) affect the legality, validity or enforceability against it of this Note or its ability to perform its obligations hereunder, or (2) materially affect its operations, business, property or assets or financial or other condition.

     The Borrower covenants to the Lender that, so long as the Borrower has or may have any obligation under this Note:

     (a) Except as expressly set forth herein, this Note shall constitute an unsecured direct, general and unconditional obligation of the Borrower. Notwithstanding anything to the contrary stated herein, this
          Note is subordinate in payment, priority and collection to the Borrower's obligations to NBOC, the terms of which subordination are set forth in that certain Subordination and Intercreditor Agreement dated as of the date hereof by and between the Lender and NBOC.

     (b)  It will  maintain  in full  force  and  effect  and  comply  with  all consents, authorizations, approvals, licenses and orders of any governmental or other authority that are required to be obtained by it with respect to this Note or the transactions contemplated hereby and will use all reasonable efforts to obtain any such consents, authorizations, approvals, licenses and orders that may become necessary in the future;

     (c) It will comply in all material respects with all applicable laws and orders to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under this Note; and

     (d) It will notify the Lender upon the occurrence of an Event of Default (as defined below).

     The occurrence of any of the following events or conditions shall constitute an event of default (each, an "Event of Default") with respect to the Borrower under this Note:

(I) Any amounts due under this Note are not paid (i) with respect to principal and/or interest within Ten (10) calendar days after the date when due, or
     (ii) with respect to other amounts within Twenty (20) calendar days after the due date thereof;

(II) Except as otherwise provided in subsection (I) above, the failure or refusal of the Borrower to properly perform, observe or comply with any condition, obligation, or covenant or agreement to be performed, observed or complied with by the Borrower in this Note, and such failure or refusal continues for a period of Ten (10) calendar days, or for such lesser period as stipulated in this Note after written notice thereof from the Lender

(III) Arepresentation made or repeated or deemed to have been made or repeated by the Borrower in this Note proves to have been incorrect or misleading when made or repeated or deemed to have been made or repeated; provided that in the case of a repeated representation, the Borrower shall have a period of Ten (10) calendar days after notice from the Lender to cure such incorrect or misleading representation; or

(IV) Borrower (1) is dissolved (other than pursuant to a consolidation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation which is not dismissed, discharged, stayed or restrained within Thirty (30) calendar days of the institution or presentation thereof; (5) has a resolution passed for its winding-up or liquidation (other than pursuant to a consolidation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such process is not dismissed, discharged, stayed or restrained, in each case within Thirty
     (30) calendar days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any corporate action in furtherance of, or otherwise indicates its written consent to, written approval of, or written acquiescence in, any of the foregoing acts.

(V) The Borrower is a party to any merger or consolidation or transfers all or substantially all its assets to another person or entity without the prior written consent of the Lender and, pursuant to such merger, consolidation or transfer the creditworthiness of the resulting, surviving or transferee entity is weaker than that of the Borrower immediately prior to such action.

         Upon the occurrence and during the continuance of an Event of Default, the Lender will have the option, upon notice to the Borrower, of declaring any or all unpaid amounts under the Note, together with unpaid accrued interest thereon to be immediately due and payable.

         All payments and repayments shall be made on a day that banks are open for business in the Commonwealth of Virginia (a "Business Day"). If any payment in respect of this Note becomes due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of the time shall be included in computing interest in connection with such payment.

         All payments to the Lender hereunder shall be made by wire transfer to the account specified by the Lender in writing from time to time, in lawful money of the United States of America.

         All payments made by the Borrower in respect of principal of, and interest on the Note and all other amounts payable in respect of this Note or otherwise, will be made without set-off, counterclaim or other defense and will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein and all interest, penalties or similar liabilities with respect thereto (collectively, the "Taxes"). The Borrower shall pay on demand all stamp, documentary and other similar duties and taxes, if any, to which this Note from time to time may be subject to or give rise. If the Borrower is required by applicable law to make any deduction or withholding on any payment as described above in respect of Taxes or otherwise, the Borrower shall: (i) promptly notify the Lender of such occurrence; (ii) pay to the relevant taxation or other authorities the full amount of the deduction or withholding within the time allowed; (iii) furnish to the Lender within Thirty (30) calendar days of such payment, an official receipt from such authorities for all amounts so deducted or withheld; and (iv) pay to the Lender an additional amount so that the Lender receives on the due date of such payment the full amount the Lender would have received had no such deduction or withholding taken place.

         The Borrower agrees to pay on demand all of the Lender's costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, in connection with any judgment relating to the collection of any sums due to the Lender and the enforcement or protection of its rights or interests hereunder, whether suit be brought or not.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES.

         Nothing contained herein shall limit or impair the right of the Lender to institute any suit, action, motion or proceeding in any other court of competent jurisdiction, nor shall the taking of any suit, action or proceeding in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

         The Borrower may not assign any of its rights or delegate any of its obligations under this Note (or any part thereof) without the prior written consent of the Lender, which consent shall not be unreasonably withheld; provided, however, nothing contained herein shall limit the right of the Lender to assign any of its rights or obligations hereunder.

         The Borrower hereby waives diligence, presentment, protest, demand, and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder and further agrees to be bound hereby, notwithstanding any extension, modification or waiver by any holder of this Note or upon the discharge or release of any obligor hereunder.

         If any clause, provision or section of this Note shall be held illegal or invalid by any court, the illegality or invalidity of such clause, provision or section shall not affect the remainder of this Note, which shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained in this Note. If any agreement or obligation contained in this
Note is held to be in violation of applicable law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Borrower only to the extent permitted by applicable law.


         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the date first above written.

BORROWER:

GSE Systems, Inc.



By:      ______________________
Name:    Jeffery G. Hough
Title:   Senior Vice President